LORD ABBETT RESEARCH FUND, INC.
Lord Abbett Dividend Growth Fund

Supplement dated May 14, 2021 to the
Summary Prospectus dated April 1, 2021

Effective May 15, 2021, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Darnell C. Azeez, Managing Director and Portfolio Manager	2019
Marc Pavese, Partner and Director of Quantitative Research	2012
Jeffrey Rabinowitz, Portfolio Manager	2020
Servesh Tiwari, Portfolio Manager	2019
Subrata Ghose, Portfolio Manager	2021

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